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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15 (d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2008

LiveWire Mobile, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State of Incorporation or Organization)	0-23282 (Commission File Number)	04-2814586 (I.R.S. Employer Identification No.)

100 Crossing Boulevard, Framingham, Massachusetts 01702
(Address of Principal Executive Offices) (Zip Code)

(508) 271-1000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

        On December 5, 2008, LiveWire Mobile, Inc., formerly known as NMS Communications Corporation (the "Company"), entered into a Receivables Purchase Agreement (the "Receivables Purchase Agreement") with Dialogic Corporation ("Dialogic") to purchase certain billed accounts receivable (the "Receivables") owned by Dialogic (the "Receivables Purchase"). Closing of the Receivables Purchase also took place on December 5, 2008. On September 12, 2008, the Company entered into the Asset Purchase Agreement (the "Asset Purchase Agreement") with Dialogic, to sell the NMS Communications Platforms business (the "Business") to Dialogic. There are no material relationships among the Company and Dialogic or any of their respective affiliates, other than with respect to the Asset Purchase Agreement and related ancillary agreements and the Receivables Purchase Agreement and related ancillary agreements.

        In accordance with the terms of the Receivables Purchase Agreement, the Company paid Dialogic a cash payment of approximately $3.8 million in exchange for $4.0 million of Receivables. Closing was subject to the satisfaction of certain closing conditions, including, but not limited to, the execution of applicable bills of sale and other appropriate transfer and assignment documents and certain other closing conditions set forth in the Receivables Purchase Agreement.

        The foregoing description does not purport to be a complete statement of the parties' rights under the Receivables Purchase Agreement and is qualified in its entirety by reference to the full text of the Receivables Purchase Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and incorporated by reference herein.

ITEM 2.01    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Disposition of the NMS Communications Platforms Business

        Pursuant to the terms of the Asset Purchase Agreement, Dialogic agreed to acquire certain assets and assume certain liabilities related to the Business as set forth in the Asset Purchase Agreement (collectively, the "Asset Sale"). Closing of the Asset Sale occurred on December 5, 2008. In addition, subject to the terms and conditions of the Asset Purchase Agreement, Dialogic offered employment on or before the closing of the Asset Sale (the "Closing") and hired approximately 113 of the existing Company employees that are primarily engaged in the operations of the Business. Pursuant to the terms of the Asset Purchase Agreement, at Closing the Company was paid approximately $28 million in cash which represents the purchase price including certain customary adjustments set forth in the Asset Purchase Agreement, $2.8 million of which was funded into an escrow account to settle certain claims for indemnification which can be made by Dialogic following the Closing. At the time of Closing, there were no material relationships among the Company and Dialogic or any of their respective affiliates, other than with respect to the Asset Purchase Agreement and the related ancillary agreements.

        The foregoing description of the Asset Sale does not purport to be a complete statement of the parties' rights under the Purchase Agreement and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Company's Current Report on Form 8-K filed on September 12, 2008.

        The Company's unaudited pro forma condensed combined financial statements giving effect to the Closing of the Asset Sale are attached as Exhibit 99.1.

Acquisition of the Receivables

        Subsequent to the Closing of the Asset Sale, the Company acquired the Receivables on December 5, 2008. The information set forth in Item 1.01 above is hereby incorporated by reference in this Item 2.01.

ITEM 2.05    COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

        On December 5, 2008, the Company committed to a cost reduction plan (the "Plan") focused on streamlining the Company's operations and the elimination of certain fixed costs. The Plan, as described in Statement of Financial Accounting Standards No. 146, Accounting for Costs Associated with Exit or Disposal Activities (SFAS No. 146), is designed to better position the Company to improve operating margins by reducing or eliminating business roles and functions which are not necessary for the go-forward business of LiveWire Mobile. The Plan consists primarily of costs associated with a workforce reduction and other associated costs primarily in connection with the Closing of the Transaction. The Company expects these workforce reductions to commence immediately and to be completed on or about June 30, 2009.

        The Company estimates a total restructuring charge of $1.8 million to $2.1 million of SFAS No. 146 severance payments and related costs in connection with the Plan during the fourth quarter of 2008.

Safe Harbor for Forward-Looking Statements

        This Current Report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements about the sale of the Business to Dialogic, estimated workforce reduction costs and other costs associated with the sale of the Business to Dialogic. These statements are based on management's expectations as of the date of this document and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to risks and uncertainties including, but not limited to, the implementation of the Company's strategy to focus exclusively on the LiveWire Mobile business, the implementation of the Company's strategic repositioning and market acceptance of its managed services strategy, the Company's ability to exploit fully the value of its technology and its strategic partnerships and alliances and other risks. These and other risks are detailed from time to time in the Company's filings with the SEC, including the Company's Annual Report on Form 10-K for the year ended December 31, 2007. In addition, while management may elect to update forward-looking statements at some point in the future, management specifically disclaims any obligation to do so, even if its estimates change. Any reference to our website in this Current Report on Form 8-K is not intended to incorporate the contents thereof into this Current Report on Form 8-K or any other public announcement.

ITEM 5.02    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

        On December 10, 2008, the Board of Directors (the "Board") of the Company appointed Robert M. Pons and Jill C. Thoerle as directors of the Company. Mr. Pons will fill a vacancy on the Board and will serve as a member of the class of directors whose term shall expire at the Company's 2009 Annual Meeting of Stockholders and until his successor is elected and qualified, or until his earlier resignation or removal. Ms. Thoerle will fill a vacancy on the Board and will serve as a member of the class of directors whose term shall expire at the Company's 2010 Annual Meeting of Stockholders and until her successor is elected and qualified, or until her earlier resignation or removal. As was previously disclosed on the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on November 19, 2008, the Company entered into Voting and Standstill Agreements (the "Standstill Agreements") with certain of its existing stockholders. Mr. Pons will serve as the 2009 Stockholder Designee under the Standstill Agreements and Ms. Thoerle will serve as the 2010 Stockholder Designee under the Standstill Agreements.

        Neither Mr. Pons nor Ms. Thoerle has been elected to any of the Board's committees. Information concerning the membership of the Board's committees is publicly available on the Company's website at http://ir.livewiremobile.com under the tab "Investor Relations." The Company intends to disclose changes in the membership of the Board's committees by posting this information on our website and/or in our public filings with the Securities and Exchange Commission.

        Mr. Pons and Ms. Thoerle will be compensated according to the Company's non-employee director compensation policy. Under the Company's non-employee director compensation policy, each eligible director is paid $22,500 annually (payable in quarterly installments) and is reimbursed for reasonable out-of-pocket expenses incurred in attending meetings. In addition, each eligible director is granted (a) upon first being elected to the board, an option to purchase 15,000 shares of the Company's common stock and (b) annually at the time of the annual meeting, an option to purchase 12,500 shares of the Company's common stock which vest at the time of the next annual meeting, in each case subject to full vesting of all option shares upon a change of control of the Company.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(b) PRO FORMA FINANCIAL INFORMATION.

Unaudited Pro Forma Condensed Consolidated Financial Statements

        The first paragraph of Item 2.01 above is incorporated by reference herein.

        The following unaudited pro forma condensed consolidated balance sheet of the Company reflects the disposition of the Business and acquisition of the Receivables as if the transactions had occurred on September 30, 2008. The accompanying unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2008 and September 30, 2007 and for the years ended December 31, 2007, 2006 and 2005, reflect the disposition of the Business as if the sale had occurred on January 1, 2005. The pro forma adjustments are based on the operations of the Business during the periods presented and the impact from the sale of the Business and other transactions associated with the disposition and the acquisition of Receivables. These adjustments have been made to illustrate the anticipated financial effect of the sale of the Business, the acquisition of the Receivables, and are based on presently available information. Management believes that the assumptions used to derive the unaudited pro forma condensed consolidated financial statements are reasonable under the circumstances and given the information available. Consequently, the pro forma financial information presented is not necessarily indicative of the results that would have been reported had the transactions actually occurred on the dates specified.

        The final accounting for the disposition of the Business is still under review by management and will be finalized prior to the filing of the Company's Annual Report on Form 10-K for the year ending December 31, 2008. Effective in the fourth quarter of 2008, the Company will classify and report the results of operations for the Business as discontinued operations in accordance with Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.

        The pro forma condensed consolidated balance sheet related to the sale of the Business is based on the net book value of net assets sold as of September 30, 2008. Accordingly, the Company's actual recording of the disposition, including the final sale price, gains or losses, or income taxes thereon, may differ from the pro forma financial information. The pro forma financial information does not purport to indicate the future financial position or future results of the Company's operations. The unaudited pro forma financial statements should be read in conjunction with the separate historical financial statements and footnotes of the Company included in Form 10-K for the year-ended December 31, 2007, filed with the Securities and Exchange Commission on April 1, 2008.

        The following unaudited condensed consolidated pro forma financial statements are included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference:

  Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2008

  Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2008 and 2007

  Unaudited Pro Forma Condensed Consolidated Statements of Operations for the years ended December 31, 2007, 2006 and 2005

        Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(d) EXHIBITS.

Exhibit Number	Title
2.1*	Receivables Purchase Agreement, by and between NMS Communications Corporation and Dialogic Corporation, dated as of December 5, 2008.
99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of LiveWire Mobile, Inc., (formerly known as NMS Communications Corporation).

*
Exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted exhibit to the SEC upon request.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LiveWire Mobile, Inc.
December 11, 2008	By:	/s/ JOEL HUGHES
	Name:	Joel Hughes
	Title:	Chief Executive Officer

 EXHIBIT INDEX

Exhibit Number	Title
2.1*	Receivables Purchase Agreement, by and between NMS Communications Corporation and Dialogic Corporation, dated as of December 5, 2008.
99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of LiveWire Mobile, Inc. (formerly known as NMS Communications Corporation).

*
Exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted exhibit to the SEC upon request.

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  ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT
  ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
  ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES
  ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
  ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX